SECURITIES AND EXCHANGE COMMISSION
                                    Washington, D.C. 20549

                                         FORM 8-K

                                    CURRENT REPORT

                            Pursuant to Section 13 or 15(d) of the
                               Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 26, 2002

RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC. (as depositor under an Amended and Restated Trust Agreement, dated as of June 26, 2002, and pursuant to which an Indenture was entered into, providing for, inter alia, the issuance of Home Loan Trust, Series 2002-HI3)

                       Residential Funding Mortgage Securities II, Inc.
                       ------------------------------------------------
                      (Exact name of registrant as specified in its charter)

DELAWARE                           333-76246            41-1808858
--------                           ---------            ----------
(State or Other Jurisdiction       (Commission          (I.R.S. Employer
of Incorporation)                  File Number)         Identification No.)


                           8400 Normandale Lake Blvd.
                                   Suite 250
                          Minneapolis, Minnesota 55437
                          ---------------------- -----
                        (Address of Principal (Zip Code)
                               Executive Offices)


Registrant's telephone number, including area code, is (952) 857-7000



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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
               (a)    Not applicable

               (b)    Not applicable

               (c)    Exhibits:

     4.3 Servicing Agreement dated as of June 26, 2002 among Residential Funding Corporation, as master servicer, JPMorgan Chase Bank, as indenture trustee, and the Home Loan Trust 2002-HI3, as issuer.

     4.4 Amended and Restated Trust Agreement dated as of June 26, 2002 between Residential Funding Mortgage Securities II, Inc., as depositor and Wilmington Trust Company, as owner trustee.

     4.5 Indenture dated as of June 26, 2002 between Home Loan Trust 2002-HI3, as issuer and JPMorgan Chase Bank, as indenture trustee, and Appendix A thereto.

     10.1 Home Loan Purchase Agreement dated as of June 1, 2002 by Residential Funding Mortgage Securities II, Inc., as purchaser and Residential Funding Corporation, as seller.



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                                          SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               RESIDENTIAL FUNDING MORTGAGE
                               SECURITIES II, INC.

                               By:   /s/Lisa Lundsten
                               Name: Lisa Lundsten
                               Title:Vice President



Dated: July 11, 2002


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